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                       BRI THE POINT LIMITED PARTNERSHIP
                       ---------------------------------

                              FIRST AMENDMENT TO
                       AGREEMENT OF LIMITED PARTNERSHIP


     THIS FIRST AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP is dated as of the 15th day of March, 1996, by and between BRI Texas Apartments Limited Partnership as the General Partner; and BRI OP Limited Partnership as the Limited Partner.

     WHEREAS, the General Partner and the Limited Partner formed a limited partnership (the "Partnership") by entering into an Agreement of Limited Partnership (the "Agreement") dated as of October 20, 1995 and wish to amend the Agreement.

     NOW THEREFORE, the parties hereto agree as follows:

     1. That Section 12 of the Agreement shall be and hereby is amended to add the following to said section:

              Notwithstanding any other provision in this Agreement, so long as the Property is encumbered by a mortgage insured by FHA, the Partnership shall not, without the prior written consent of the HUD (i) change the term of the Partnership, (ii) be voluntarily dissolved, or (iii) amend this Section. In the event that any provision of this Agreement conflicts with any provisions(s) of the Regulatory Agreement dated March 14, 1994, recorded at Liber 12407, Folio 438, the Regulatory Agreement provision(s) shall control.

     Except as otherwise provided herein, the parties hereto confirm the Agreement in its entirety.

     IN WITNESS WHEREOF, the members of said Partnership have executed this Agreement as of the date first above shown, under seal.

                                   GENERAL PARTNER

                                   BRI TEXAS APARTMENTS LIMITED PARTNERSHIP
                                   By:  BRI Texas Apartments-II, Inc.,
                                        general partner

                                   By:  /s/ [SIGNATURE APPEARS HERE]
                                        ---------------------------------
                                        Its: Secretary

                                   LIMITED PARTNER

                                   BRI OP LIMITED PARTNERSHIP
                                   By:  Berkshire Realty Company, Inc.,
                                        general partner


                                   By:  /s/ [SIGNATURE APPEARS HERE]
                                        ---------------------------------
                                   Its: Secretary